Exhibit 99.1

SUPPLEMENTAL FINANCIAL INFORMATION FOR THREE MONTHS ENDED MARCH 31, 2024

May 8, 2024

60 Cutter Mill Rd., Great Neck, NY 11021

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
We consider some of the information set forth herein to contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, with respect to our expectations for future periods. Forward-looking statements do not discuss historical fact, but instead include statements related to expectations, projections, intentions or other items related to the future. Such forward-looking statements include, without limitation, statements regarding expected operating performance and results, property acquisition and disposition activity, joint venture activity, development and value add activity and other capital expenditures, and capital raising and financing activity, as well as revenue and expense growth, occupancy, interest rate and other economic expectations. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “forecasts,” “projects,” “assumes,” “will,” “may,” “could,” “should,” “budget,” “target,” “outlook,” “opportunity,” “guidance” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which are in some cases, beyond our control, which may cause our actual results, performance or achievements to be materially different from the results of operations, financial conditions or plans expressed or implied by such forward-looking statements. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore such forward-looking statements included in this report may not prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved and investors are cautioned not to place undue reliance on such information.
The following factors, among others, could cause our actual results, performance or achievements to differ materially from those expressed or implied in the forward-looking statements:

•inability to generate sufficient cash flows due to unfavorable economic and market conditions (e.g., inflation, volatile interest rates and the possibility of a recession), changes in supply and/or demand, competition, uninsured losses, changes in tax and housing laws or other factors;
•adverse changes in real estate markets, including, but not limited to, the extent of future demand for multifamily units in our significant markets, barriers of entry into new markets which we may seek to enter in the future, limitations on our ability to increase or collect rental rates, competition, our ability to identify and consummate attractive acquisitions and dispositions on favorable terms, and our ability to reinvest sale proceeds in a manner that generates favorable returns;
•general and local real estate conditions, including any changes in the value of our real estate;
•decreasing rental rates or increasing vacancy rates;
•challenges in acquiring properties (including challenges in buying properties directly without the participation of joint venture partners and the limited number of multi-family property acquisition opportunities available to us), which acquisitions may not be completed or may not produce the cash flows or income expected;
•the competitive environment in which we operate, including competition that could adversely affect our ability to acquire properties and/or limit our ability to lease apartments or increase or maintain rental rates;
•exposure to risks inherent in investments in a single industry and sector;
•the concentration of our multi-family properties in the Southeastern United States and Texas, which makes us more susceptible to adverse developments in those markets;

•increases in expenses over which we have limited control, such as real estate taxes, insurance costs and utilities, due to inflation and other factors;
•impairment in the value of real estate we own;
•failure of property managers to properly manage properties;
•accessibility of debt and equity capital markets;
•disagreements with, or misconduct by, joint venture partners;
•inability to obtain financing at favorable rates, if at all, or refinance existing debt as it matures due to the level and volatility of interest or capitalization rates or capital market conditions;
•extreme weather and natural disasters such as hurricanes, tornadoes and floods;
•lack of or insufficient amounts of insurance to cover, among other things, losses from catastrophes;
•risks associated with acquiring value-add multi-family properties, which involves greater risks than more conservative approaches;
•the condition of Fannie Mae or Freddie Mac, which could adversely impact us;
•changes in Federal, state and local governmental laws and regulations, including laws and regulations relating to taxes and real estate and related investments;
•our failure to comply with laws, including those requiring access to our properties by disabled persons, which could result in substantial costs;
•board determinations as to timing and payment of dividends, if any, and our ability or willingness to pay future dividends;
•our ability to satisfy the complex rules required to maintain our qualification as a REIT for federal income tax purposes;
•possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us or a subsidiary owned by us or acquired by us;
•our dependence on information systems and risks associated with breaches of such systems;
•disease outbreaks and other public health events, and measures that are taken by federal, state, and local governmental authorities in response to such outbreaks and events;
•impact of climate change on our properties or operations;
•risks associated with the stock ownership restrictions of the Internal Revenue Code of 1986, as amended (the "Code") for REITs and the stock ownership limit imposed by our charter; and
•the other factors described in the reports we file with the SEC, including those set forth in our Annual Report on Form 10-K under the captions "Item 1. Business," "Item 1A. Risk Factors," and "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations".
We undertake no obligation to update or revise the information herein, whether as a result of new information, future events or circumstances, or otherwise.

Units under rehabilitation for which we have received or accrued rental income from business interruption insurance, while not physically occupied, are treated as leased (i.e., occupied) at rental rates in effect at the time of the casualty.

We use pro rata (as defined under "Non-GAAP Financial Measures and Definitions") to help the reader gain a better understanding of our unconsolidated joint ventures. However, the use of pro rata information has certain limitations and is not representative of our operations and accounts as presented in accordance with GAAP. Accordingly, pro rata information should be used with caution and in conjunction with the GAAP data presented herein and in our reports filed with the SEC.

BRT Apartments Corp. (NYSE: BRT)

First Quarter 2024 Highlights
•Reported results for the first quarter of 2024 of net loss of $3.2 million, or ($0.17) per diluted share, Funds from Operations, or FFO, of $0.25 per diluted share and Adjusted Funds from Operations, or AFFO, of $0.35 per diluted share.
•Equity in earnings of unconsolidated joint ventures was $228,000 in the first quarter of 2024.
•Combined Portfolio NOI increased 1.6% for the first quarter of 2024 compared to the prior-year period.
•Combined Portfolio NOI, net loss, FFO and AFFO results were consistent with the operational environment the Company previously outlined in its 2024 outlook.
•Repurchased 123,061 shares during the first quarter at a weighted average price of $18.43.
•Performance at the two properties that have weighed on Combined Portfolio NOI throughout 2023 (Verandas at Alamo Ranch in San Antonio, TX and Bell’s Bluff in Nashville, TN) showed improvement during the quarter.

See the reconciliations provided later in this supplemental of FFO, AFFO and Combined Portfolio NOI, to net income, as calculated in accordance with GAAP, and the definitions of such terms under "Non-GAAP Financial Measures and Definitions."

Full Year 2024 Outlook
The Company has no material updates to its commentary noted below and previously issued on March 12, 2024:

•The operational environment in BRT’s Combined Portfolio is expected to be consistent with other Sunbelt-focused operators with new supply muting new and renewal lease rent growth until at least the second half of 2024 as the new supply is absorbed.
•BRT intends to emphasize stable average occupancy within the portfolio until it can achieve a lift in rental rates.
•Controllable expense growth is expected to grow modestly compared to 2023 and non-controllable expenses, particularly insurance, are expected to moderate somewhat compared to 2023.
•BRT’s balance sheet has no debt maturities until the third quarter of 2025, improved pricing and full availability on its credit facility and ample liquidity to deploy.
•The recently completed 240-unit Stono Oaks development in Johns Island, SC, of which BRT owns a 17.45% interest, is in lease up and is anticipated to be to a drag on earnings from equity in unconsolidated joint ventures as the Company begins recognizing depreciation and interest expense associated with the development.
•A more favorable transaction environment in the second half of 2024 with smaller, private operators experiencing capital, ownership and/or refinancing challenges. The Company remains patient on asset growth in the near term but is cautiously optimistic that it may find new opportunities to deploy its available liquidity for rescue capital situations and/or asset acquisitions in late 2024 and into 2025.
•Long-term, the Company believes the Sunbelt offers compelling advantages due to the predominance of pro-business states, along with better population and job growth from migration patterns and business investment.
•With new supply growth expected to moderate in Sunbelt markets in 2025 and 2026, the Company expects a disciplined capital allocation strategy, a focus on stabilizing occupancy in a challenging leasing environment during 2024 and a pipeline of new investment opportunities to translate from a bridge year in 2024 to better growth in 2025 and 2026.

BRT Apartments Corp. (NYSE: BRT)
Financial Highlights
_________________________________________________________________________________________________________

	As of March 31,
	2024	2023
Market capitalization (thousands)	$312,194	$377,520
Shares outstanding (thousands)	18,583	19,144
Closing share price	$16.80	$19.72
Quarterly dividend declared per share	$0.25	$0.25

	Quarter ended March 31,
	Combined		Consolidated		Unconsolidated
	2024	2023	2024	2023	2024	2023
Properties owned	29	29	21	21	8	8
Units (a)	7,707	8,201	5,420	5,420	2,287	2,781
Average occupancy (a)	93.3%	94.2%	93.4%	94.5%	93.2%	93.6%
Average monthly rental revenue per occupied unit	$1,396	$1,348	$1,359	$1,320	$1,485	$1,405
____________________________
(a) Excludes a 240-unit multi-family property in lease up
	Quarter ended March 31,
Per share data	2024 (Unaudited)	2023 (Unaudited
Earnings (loss) per share, basic and diluted	$(0.17)	$(0.21)
FFO per share of common stock (diluted) (1)	$0.25	$0.28
AFFO per share of common stock (diluted) (1)	$0.35	$0.36

	As of March 31,
	2024	2023
Debt to Enterprise Value (2)	67%	62%

(1) See the reconciliation of Funds From Operations, or FFO, and Adjusted Funds From Operations, or AFFO, to net income, as calculated in accordance with
GAAP, and the definitions of such terms under "Non-GAAP Financial Measures and Definitions."
(2) Enterprise Value is equal to debt plus market capitalization less cash and cash equivalents, including BRT's pro-rata share of cash and cash equivalents at the unconsolidated Joint Ventures. Cash and cash equivalents excludes restricted cash. Debt is equal to 100% of the debt at the consolidated properties and BRT's pro-rata share of debt at the unconsolidated joint ventures. See "Non-GAAP Financial Measures and Definitions" for an explanation of "pro-rata share."

BRT Apartments Corp. (NYSE: BRT)
Components of Net Asset Value
As of March 31, 2024
(all in thousands)
____________________________________________________________________________________________________________________

Net Operating Income for the three months ended March 31, 2024
Consolidated	$12,719
Unconsolidated (Pro rata)	2,796
Total Net Operating Income	$15,515

OTHER ASSETS
Cash and Cash Equivalents	$21,252
Cash and Cash Equivalents - Unconsolidated pro rata	2,667
Restricted Cash	589
Other Assets	13,690
Other Assets - Unconsolidated pro rata	4,960
Total Cash and Other Assets	$43,158

OTHER LIABILITIES
Accounts Payable and Accrued Liabilities	$19,888
Accounts Payable and Accrued Liabilities - Unconsolidated pro rata	2,923
Total Other Liabilities	$22,811

DEBT SUMMARY
Mortgages Payable:
Consolidated	$421,835
Unconsolidated (Pro rata)	116,230
Total Mortgages Payable	$538,065

Credit Facility	$—
Subordinated Notes	37,148
Total Debt Outstanding	$575,213

Common Shares Outstanding	18,583
____________________________________________
(1) See the Appendix for a reconciliation of the non-GAAP amounts presented to GAAP amounts

BRT Apartments Corp. (NYSE: BRT)
Operating Results
(amounts in thousands except per share data)
_____________________________________________________________________________________________________________________

	Three Months Ended March 31,
	2024	2023
Revenues:
Rental and other revenue from real estate properties	$23,298	$22,939
Interest and other income	105	—
Total revenues	23,403	22,939
Expenses:
Real estate operating expenses	10,579	10,434
Interest expense	5,523	5,483
General and administrative	4,152	4,055
Depreciation and amortization	6,435	8,008
Total expenses	26,689	27,980
Total revenues less total expenses	(3,286)	(5,041)
Equity in earnings of unconsolidated joint ventures	228	815
Gain on insurance recoveries	—	240
Loss from continuing operations	(3,058)	(3,986)
Income tax provision	78	76
Loss income from continuing operations, net of taxes	(3,136)	(4,062)
Net income attributable to non-controlling interests	(35)	(36)
Net loss attributable to common stockholders	$(3,171)	$(4,098)

Weighted average number of shares of common stock outstanding:
Basic and diluted	17,625,577	18,064,301

Per share amounts attributable to common stockholders:
Basic and diluted	$(0.17)	$(0.21)

BRT Apartments Corp. (NYSE: BRT)
Operating Results of Unconsolidated Properties
(amounts in thousands)

_____________________________________________________________________________________________________________________

	Three Months Ended March 31,
	2024	2023
Revenues:
Rental and other revenue	$10,624	$12,132
Total revenues	10,624	12,132

Expenses:
Real estate operating expenses	5,446	5,675
Interest expense	2,778	2,455
Depreciation	2,893	2,707
Total expenses	11,117	10,837
Total revenues less total expenses	(493)	1,295
Other equity earnings	18	113
Gain on insurance recoveries	—	65
Net (loss) income from joint ventures	$(475)	$1,473

BRT equity in earnings of unconsolidated joint venture properties	$228	$815

BRT Apartments Corp. (NYSE: BRT)
Funds from Operations and
Adjusted Funds from Operations
(dollars in thousands)
____________________________________________________________________________________________________________________

The tables below provides a reconciliation of net loss determined in accordance with GAAP to FFO and AFFO on a dollar and per share basis for each of the indicated periods (dollars in thousands, except per share amounts):

	Three Months Ended March 31,
	2024	2023
GAAP Net loss attributable to common stockholders	$(3,171)	$(4,098)
Add: depreciation and amortization of properties	6,435	8,008
Add: our share of depreciation in unconsolidated joint venture properties	1,367	1,376
Adjustments for non-controlling interests	(4)	(4)
NAREIT Funds from operations attributable to common stockholders	$4,627	$5,282

Adjustments for: straight-line rent accruals	25	19
Add: amortization of restricted stock and RSU expense	1,342	1,410
Add: amortization of deferred mortgage and debt costs	271	252
Add: our share of deferred mortgage costs from unconsolidated joint venture properties	30	27
Add: amortization of fair value adjustment for mortgage debt	143	157
Less: gain on insurance recoveries	—	(240)
Less: our share of gain on insurance recoveries from unconsolidated joint venture properties	—	(30)
Adjustments for non-controlling interests	(4)	(3)
Adjusted funds from operations attributable to common stockholders	$6,434	$6,874

Funds from Operations and
Adjusted Funds from Operations
(dollars in thousands, except per share data)
____________________________________________________________________________________________________________________

	Three Months Ended March 31,
	2024	2023
GAAP Net loss income attributable to common stockholders	$(0.17)	$(0.21)
Add: depreciation and amortization of properties	0.35	0.42
Add: our share of depreciation in unconsolidated joint venture properties	0.07	0.07
Adjustment for non-controlling interests	—	—
NAREIT Funds from operations per diluted common share	$0.25	$0.28

Adjust for straight line rent accruals	—	—
Add: amortization of restricted stock and RSU expense	0.08	0.07
Add: amortization of deferred mortgage and debt costs	0.01	0.01
Add: our share of deferred mortgage costs from unconsolidated joint venture properties	—	—
Add: amortization of fair value adjustment for mortgage debt	0.01	0.01
Less: gain on insurance recoveries	—	(0.01)
Less: our share of gain on insurance recoveries from unconsolidated joint venture properties	—	—
Adjustments for non-controlling interests	—	—
Adjusted funds from operations per diluted common share	$0.35	$0.36

Diluted shares outstanding for FFO and AFFO	18,579,691	19,137,577

BRT Apartments Corp. (NYSE: BRT)
Consolidated Balance Sheets
(amounts in thousands, except per share amounts)

_____________________________________________________________________________________________________________________

	March 31, 2024	December 31, 2023
	(unaudited)	(audited)
ASSETS
Real estate properties, net of accumulated depreciation and amortization	$631,001	$635,836
Investment in unconsolidated joint ventures	32,953	34,242
Cash and cash equivalents	21,252	23,512
Restricted cash	589	632
Other assets	13,690	15,741
Total Assets	$699,485	$709,963

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable, net of deferred costs	$421,835	$422,427
Junior subordinated notes, net of deferred costs	37,148	37,143
Credit facility, net of deferred costs	—	—
Accounts payable and accrued liabilities	19,888	21,948
Total Liabilities	478,871	481,518

Commitments and contingencies
Equity:
BRT Apartments Corp. stockholders' equity:
Preferred shares $.01 par value 2,000 shares authorized, none issued	—	—
Common stock, $.01 par value, 300,000 shares authorized; 17,620 and 17,536 shares outstanding	176	175
Additional paid-in capital	267,276	267,271
Accumulated deficit	(46,798)	(38,986)
Total BRT Apartments Corp. stockholders’ equity	220,654	228,460
Non-controlling interests	(40)	(15)
Total Equity	220,614	228,445
Total Liabilities and Equity	$699,485	$709,963

BRT Apartments Corp. (NYSE: BRT)
Stock Repurchase Activity
________________________________________________________________________________________

The Company's stock repurchase activity during the period indicated is reflected in the table below:
Quarter ended	Shares repurchased	Total cost	Average Cost Per Share
March 31, 2024	123,061	$2,267,000	$18.43

BRT Apartments Corp. (NYSE: BRT)
Value-Add Program and Capital Expenditures
Quarter ended March 31, 2024
________________________________________________________________________________________

Value-Add Program
(Includes consolidated and unconsolidated amounts)
Units Rehabilitated (1)	Estimated Rehab Costs (2)	Estimated Rehab Costs Per unit	Estimated Average Monthly Rent Increase (3)	Estimated Annualized ROI (3)	Estimated units available to be renovated over next 24 months
41	$267,000	$6,500	$153	28%	600

(1) Refers to rehabilitated units with respect to which a new lease or renewal lease was entered into during the period.
(2) Reflects rehab costs incurred during the current and prior periods with respect to units completed, in which a new lease or renewal lease was entered into during the current period.
(3) These results are not necessarily indicative of the results that would be generated if such improvements were made across our portfolio of properties or at any particular property. Rents at a property may increase for reasons wholly unrelated to property improvements, such as changes in demand for rental units in a particular market or sub-market. Even if units are available to be renovated, the Company may decide not to renovate such units.

Capital Expenditures
(Includes consolidated and unconsolidated amounts)
	Gross Capital Expenditures	Less: JV Partner Share	BRT Share of Capital Expenditures (4)
Estimated Recurring Capital Expenditures (1)	$946,000	$153,000	$793,000
Estimated Non-Recurring Capital Expenditures (2)	1,132,000	106,000	1,026,000
Total Capital Expenditures	$2,078,000	$259,000	$1,819,000

Replacements (operating expense) (3)	$599,000	$47,000	$552,000

Estimated Recurring Capital Expenditures and Replacements per unit (7,707 units) (5)	$200	$25	$175

(1) Recurring capital expenditures represent our estimate of expenditures incurred at the property to maintain the property's existing operations - it excludes revenue enhancing projects.
(2) Non-recurring capital expenditures represent our estimate of significant improvements to the common areas, property exteriors, or interior units of the property, and revenue enhancing upgrades.
(3) Replacements are expensed and not capitalized as incurred at the property.
(4) Based on BRT's percentage equity interest.
(5) Excludes a 240-unit multi-family property in lease up.

BRT Apartments Corp. (NYSE: BRT)
Debt Analysis
As of March 31, 2024
(dollars in thousands)
____________________________________________________________________________________________________________________________________

Consolidated
Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity		Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2024	$2,527	$2,527	$—		—%	—%
2025	19,860	4,485	15,375		4%	4.42%
2026	74,622	5,091	69,531		18%	4.12%
2027	46,189	3,394	42,795		11%	3.96%
2028	40,697	2,746	37,951		10%	4.47%
Thereafter	241,737	22,029	219,708		57%	3.92%
Total	$425,632	$40,272	$385,360		100%

Unconsolidated (BRT pro rata share)
Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity		Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2024	$1,321	$1,321	—		—%	—%
2025	1,842	1,842	$—		—%	—%
2026	25,067	1,806	23,261		21%	6.01%
2027	13,026	1,472	11,554		11%	4.15%
2028	34,265	450	33,815		31%	4.26%
Thereafter	41,206	1,340	39,866		37%	3.46%
Total	$116,727	$8,231	$108,496		100%

Combined (2)
Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity		Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2024	$3,848	$3,848	$—		—	—%
2025	21,702	6,327	15,375		3%	4.42%
2026	99,689	6,897	92,792		18%	4.42%
2027	59,215	4,866	54,349		11%	4.17%
2028	74,962	3,196	71,766		15%	4.00%
Thereafter	282,943	23,369	259,574		53%	3.96%
Total	$542,359	$48,503	$493,856		100%
Weighted Average Remaining Term to Maturity (2)			6.3	years
Weighted Average Interest Rate (2)			4.03%
Debt Service Coverage Ratio for the quarter ended March 31, 2024			1.44	(3)

(1) Based on principal payments due at maturity.
(2) Includes consolidated and BRT's pro rata share of unconsolidated amounts.
(3) See definition under "Non-GAAP Financial Measures and Definitions." Includes consolidated and 100% of the unconsolidated amounts.

Junior Subordinated Notes
Principal Balance	$37,400, excluding deferred costs of $252
Interest Rate	3 month term SOFR + 2.26% (i.e., 7.69% at 3/31/2024)
Maturity	April 30, 2036

Credit Facility (as of March 31, 2024)
Maximum Amount Available	Up to $60,000
Amount Outstanding	$0
Interest Rate	1 month SOFR + 2.50% (floor of 6%)
Maturity	September 2025

BRT Apartments Corp. (NYSE: BRT)
Portfolio Data by State
Quarter ended March 31, 2024
(dollars in thousands, except monthly rent amounts)

_____________________________________________________________________________________________________________________

Consolidated
	Units at period end	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Weighted Average Occupancy	Weighted Average Rent per Occ. Unit
Texas	600	$2,289	$1,268	$1,021	8.0%	91.7%	$1,194
Georgia	688	2,631	1,400	1,231	9.7%	91.4%	1,234
Florida	518	2,372	1,138	1,234	9.7%	95.4%	1,460
Ohio	264	966	328	638	5.0%	90.3%	1,205
Virginia	220	1,182	475	707	5.6%	95.9%	1,669
North Carolina	264	1,052	435	617	4.9%	95.2%	1,272
South Carolina	474	2,187	1,179	1,008	7.9%	95.4%	1,446
Tennessee	702	3,416	1,463	1,953	15.4%	91.7%	1,628
Alabama	740	2,820	1,298	1,522	12.0%	93.3%	1,200
Missouri	174	950	419	531	4.2%	95.8%	1,689
Mississippi	776	3,069	1,082	1,987	15.5%	94.4%	1,298
Legacy assets	—	364	94	270	2.1%	N/A	N/A
Totals	5,420	$23,298	$10,579	$12,719	100%	93.4%	$1,359

Unconsolidated (Pro-Rata Share)
	Units at period end	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Weighted Average Occupancy	Weighted Average Rent per Occ. Unit
Texas	1,103	$2,598	$1,383	$1,215	43.4%	91.4%	$1,514
South Carolina	713	1,296	474	822	29.4%	94.3%	1,515
Georgia	271	982	471	511	18.3%	94.6%	1,556
Alabama	200	584	264	320	11.4%	96.7%	1,129
Other (2)	—	14	86	(72)	(2.6)%	N/A	N/A
Totals	2,287	$5,474	$2,678	$2,796	100%	93.2%	$1,485

_________________________________________________________________________________
(1) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial
Measures and Definitions."
(2) Represents a 240-unit multi-family property in lease up.

BRT Apartments Corp. (NYSE: BRT)
Combined Portfolio Metrics (1)
Quarters ended March 31, 2024 and 2023
(dollars in thousands)
_____________________________________________________________________________________________________________________

	Three Months Ended March 31,
	2024	2023	% Change
Combined Revenues	$28,394	$27,853	1.9%

Combined Operating Expenses
Payroll	$2,426	$2,342	3.6%
Real Estate taxes	3,538	3,340	5.9%
Management Fees	825	808	2.1%
Insurance	1,415	1,312	7.9%
Utilities	1,748	1,750	(0.1)%
Repairs and Maintenance	1,501	1,707	(12.1)%
Replacements	552	523	5.6%
Advertising, Leasing and Other	1,072	989	8.4%
Total Combined Operating Expenses	$13,077	$12,770	2.4%

Total Combined Operating Income	$15,317	$15,083	1.6%
____________________________________________

(1) Please refer to Non-GAAP Financial Measures, Definitions and Reconciliations for definition of Combined Same Store and reconciliation of Net Operating
Income. Combined portfolio refers to the consolidated same store properties, the unconsolidated same store properties presented on a pro rata share basis, for all periods presented, with a total of 7,707 units, excluding a 240-unit multi-family property in lease up.

BRT Apartments Corp. (NYSE: BRT)
Portfolio Table
As of March 31, 2024
___________________________________________________________________________________________

Property	City	State	Year Built	Year Acquired	Property Age	Units	Q1 2024 Avg. Occupancy	Q1 2024 Avg. Rent per Occ. Unit
Consolidated Properties - All 100% Owned
Silvana Oaks	North Charleston	SC	2010	2012	14	208	96.0%	$1,503
Avondale Station	Decatur	GA	1954	2012	70	212	87.1%	1,395
Newbridge Commons	Columbus	OH	1999	2013	25	264	90.3%	1,205
Brixworth at Bridgestreet	Huntsville	AL	1985	2013	39	208	93.8%	1,087
Avalon	Pensacola	FL	2008	2014	16	276	96.1%	1,491
Crossings of Bellevue	Nashville	TN	1985	2014	39	300	96.5%	1,460
Parkway Grande	San Marcos	TX	2014	2015	10	192	93.1%	1,261
Woodland Trails	LaGrange	GA	2010	2015	14	236	95.3%	1,375
Kilburn Crossing	Fredericksburg	VA	2005	2016	19	220	95.9%	1,669
Verandas at Alamo Ranch	San Antonio	TX	2015	2016	9	288	88.9%	1,157
Grove at River Place	Macon	GA	1988	2016	36	240	91.4%	955
Civic Center 1	Southaven	MS	2002	2016	22	392	94.9%	1,253
Civic Center 2	Southaven	MS	2005	2016	19	384	93.9%	1,344
Vanguard Heights	Creve Coeur	MO	2016	2017	8	174	95.8%	1,689
Jackson Square	Tallahassee	FL	1996	2017	28	242	94.6%	1,424
Woodland Apartments	Boerne	TX	2007	2017	17	120	96.1%	1,171
Magnolia Pointe	Madison	AL	1991	2017	33	204	92.9%	1,254
Bell's Bluff	Nashville	TN	2019	2018	5	402	87.4%	1,765
Crestmont at Thornblade	Greenville	SC	1998	2018	26	266	94.4%	1,401
Somerset at Trussville	Trussville	AL	2007	2019	17	328	93.3%	1,239
Abbotts Run	Wilmington	NC	2001	2020	23	264	95.2%	1,272
Weighted Avg./Total Consolidated					23	5,420

Properties owned by Unconsolidated Joint Ventures									% Ownership
Pointe at Lenox Park	Atlanta	GA	1989	2016	35	271	94.6%	1,556	74%
Gateway Oaks	Forney	TX	2016	2016	8	313	92.2%	1,406	50%
Mercer Crossing	Dallas	TX	2015	2017	9	509	90.3%	1,673	50%
Canalside Lofts	Columbia	SC	2008	2017	16	374	94.7%	1,408	32%
Landings of Carrier Parkway	Grand Prairie	TX	2001	2018	23	281	92.5%	1,354	50%
Canalside Sola	Columbia	SC	2015	2018	9	339	94.0%	1,635	46%
The Village at Lakeside	Auburn	AL	1988	2019	36	200	96.7%	1,129	80%
Weighted Avg./Total Unconsolidated					17	2,287

Weighted Avg./Total Portfolio					21	7,707
Lease up
Stono Oaks	Johns Island	SC	2023	2022		240			18%

BRT Apartments Corp. (NYSE: BRT)

APPENDIX

BRT Apartments Corp. (NYSE: BRT)
.
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)
________________________________________________________________________________________

Adjusted Funds from Operations (AFFO)
BRT computes AFFO by adjusting FFO for loss on extinguishment of debt, our straight-line rent accruals, restricted stock and RSU compensation expense, fair value adjustment of mortgage debt, gain on insurance recovery, insurance recovery from casualty loss and deferred mortgage and debt costs (including, in each case as applicable, from its share of its unconsolidated joint ventures). Since the NAREIT White Paper(as described below) does not provide guidelines for computing AFFO, the computation of AFFO may vary from one REIT to another.

Combined Portfolio
Combined portfolio refers to the consolidated same store properties, the unconsolidated same store properties presented on a pro rata share basis.

Debt Service Coverage Ratio
Debt service coverage ratio is net operating income ("NOI") divided by total debt service and includes both consolidated and unconsolidated assets.

Funds from Operations (FFO)
BRT computes FFO in accordance with the “White Paper on Funds from Operations” issued by the National Association of Real Estate Investment Trusts (“NAREIT”) and NAREIT's related guidance. FFO is defined in the White Paper as net income (calculated in accordance with generally accepted accounting principles), excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect funds from operations on the same basis. In computing FFO we do not add back to net income the amortization of costs in connection with our financing activities or depreciation of non-real estate assets.

Net Operating Income (NOI)
BRT computes NOI by adjusting net income (loss) to (a) add back (1) depreciation expense, (2) general and administrative expenses, (3) interest expense, (4) loss on extinguishment of debt, (5) equity in earnings (loss) of unconsolidated joint ventures, (6) provision for taxes, and (7) the impact of non-controlling interests, and (b) deduct (1) other income, (2) gain on sale of real estate (3) insurance recovery of casualty loss, and (4) gain on insurance recoveries related to casualty loss.

Pro-Rata Share
BRT's pro-rata share gives effect to its percentage equity interest in the unconsolidated joint ventures that own properties. Due to the operation of allocation/distribution provision of the joint venture agreements pursuant to which BRT participates in the ownership of these properties, BRT's share of the gain and loss on the sale of a property may be less than implied by BRT's percentage equity interest. Notwithstanding the foregoing, when referring to the number of units, average occupancy, and average rent per unit, the amount shown reflects 100% of the amount.

Same Store
Same store properties refer to stabilized properties (as described below) that we owned and operated for the entirety of periods being compared, except for properties that are under construction, in lease-up, or are undergoing development or redevelopment. We move properties previously excluded from our same store portfolio (because they were under construction, in lease up or are in development or redevelopment) into the same store designation once they have stabilized and such status has been reflected fully in all applicable periods of comparison.

Stabilized Properties
Newly constructed, lease-up, development and redevelopment properties are deemed stabilized upon the earlier to occur of the first full calendar quarter beginning (a) 12 months after the property is fully completed and put in service and (b) attainment of at least 90% physical occupancy.

Total Debt Service
Total debt service is the cash required to cover the repayment of interest and principal on a debt for a particular period. Total debt service is used in the calculation of the debt service coverage ratio which is used to determine the borrower’s ability to make debt service payments.

BRT Apartments Corp. (NYSE: BRT)
Consolidated Same Store Comparisons (1)
Quarters ended March 31, 2024 and 2023
(dollars in thousands, except monthly rent amounts)
_____________________________________________________________________________________________________________________

		Revenues			Property Operating Expenses			NOI (2)
	Units	2024	2023	% Change	2024	2023	% Change	2024		2023	% Change
Georgia	688	$2,631	$2,578	2.1%	$1,400	$1,219	14.8%	$1,231		$1,359	(9.4)%
Florida	518	2,372	2,370	0.1%	1,138	1,044	9.0%	1,234		1,326	(6.9)%
Texas	600	2,289	2,264	1.1%	1,268	1,336	(5.1)%	1,021		928	10.0%
Ohio	264	966	944	2.3%	328	452	(27.4)%	638		492	29.7%
Virginia	220	1,182	1,162	1.7%	475	433	9.7%	707		729	(3.0)%
North Carolina	264	1,052	1,000	5.2%	435	406	7.1%	617		594	3.9%
South Carolina	474	2,187	2,136	2.4%	1,179	1,097	7.5%	1,008		1,039	(3.0)%
Tennessee	702	3,416	3,457	(1.2)%	1,463	1,512	(3.2)%	1,953		1,945	0.4%
Alabama	740	2,820	2,749	2.6%	1,298	1,278	1.6%	1,522		1,471	3.5%
Mississippi	776	3,069	2,996	2.4%	1,082	1,125	(3.8)%	1,987		1,871	6.2%
Missouri	174	950	911	4.3%	419	427	(1.9)%	531		484	9.7%
Totals	5,420	$22,934	$22,567	1.6%	$10,485	$10,329	1.5%	$12,449		$12,238	1.7%
									0
		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2024	2023	% Change	2024	2023	% Change
Georgia		91.4%	93.5%	(2.2)%	$1,234	$1,190	3.7%
Florida		95.4%	95.2%	0.2%	1,460	1,455	0.3%
Texas		92.4%	92.4%	0.0%	1,194	1,224	(2.5)%
Ohio		90.3%	97.4%	(7.3)%	1,205	1,097	9.8%
Virginia		95.9%	96.4%	(0.5)%	1,669	1,640	1.8%
North Carolina		95.0%	94.3%	0.7%	1,272	1,213	4.9%
South Carolina		95.1%	95.3%	(0.2)%	1,446	1,383	4.6%
Tennessee		91.3%	93.0%	(1.8)%	1,627	1,609	1.1%
Alabama		93.8%	96.5%	(2.8)%	1,200	1,144	4.9%
Mississippi		94.0%	96.9%	(3.0)%	1,298	1,232	5.4%
Missouri		95.8%	93.5%	2.5%	1,689	1,661	1.7%
Weighted Average		93.3%	94.5%	(1.3)%	$1,359	$1,319	3.0%
_______________________________

(1) See definition of Same Store under "Non-GAAP Financial Measures and Definitions"
(2) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI under "Non-GAAP Financial Measures and
Definitions."

BRT Apartments Corp. (NYSE: BRT)
Unconsolidated Same Store Comparisons (1)
Quarters ended March 31, 2024 and 2023
BRT Pro-rata Share
(dollars in thousands, except monthly rent amounts)
________________________________________________________________________________________

		Revenues			Property Operating Expenses			NOI (2)
	Units	2024	2023	% Change	2024	2023	% Change	2024	2023	% Change
Texas	1,103	$2,598	$2,548	2.0%	$1,382	$1,273	8.6%	$1,216	$1,275	(4.6)%
Georgia	271	982	937	4.8%	470	431	9.0%	512	506	1.2%
South Carolina	713	1,296	1,247	3.9%	476	465	2.4%	820	782	4.9%
Alabama	200	584	555	5.2%	264	272	(2.9)%	320	283	13.1%
Totals	2,287	$5,460	$5,287	3.3%	$2,592	$2,441	6.2%	$2,868	$2,846	0.8%

		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2024	2023	% Change	2024	2023	% Change
Texas		91.4%	91.6%	(0.2)%	$1,514	$1,506	0.5%
Georgia		94.6%	96.3%	(1.8)%	1,556	1,475	5.5%
South Carolina		94.3%	93.3%	1.1%	1,515	1,462	3.6%
Alabama		96.7%	98.8%	(2.1)%	1,129	1,042	8.3%
Weighted Average		93.1%	93.3%	(0.2)%	$1,485	$1,445	2.8%
________________________________
(1) See definition of Same Store under "Non-GAAP Financial Measures and Definitions"
(2) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial
Measures and Definitions."

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)
________________________________________________________________________________________

The following tables provides a reconciliation of NOI to net income attributable to common stockholders as computed in accordance with GAAP for the periods presented for the consolidated properties:

Consolidated	Three Months Ended March 31,
	2024	2023
GAAP Net loss attributable to common stockholders	$(3,171)	$(4,098)
Less: Other Income	(105)	—
Add: Interest expense	5,523	5,483
General and administrative	4,152	4,055
Depreciation and amortization	6,435	8,008
Provision for taxes	78	76
Less: Gain on insurance recoveries	—	(240)
Adjust for: Equity in earnings of unconsolidated joint venture properties	(228)	(815)
Add: Net income attributable to non-controlling interests	35	36
Net Operating Income	$12,719	$12,505

Less: Non-same store Net Operating Income	270	267
Same store Net Operating Income	$12,449	$12,238

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)
________________________________________________________________________________________

The following tables provides a reconciliation of BRT's Equity in earnings from NOI to net income attributable to common stockholders as computed in accordance with GAAP for the periods presented for BRT's pro rata share of the unconsolidated properties:

Unconsolidated	Three Months Ended March 31,
	2024	2023
BRT equity in earnings from joint ventures	$228	$815
Add: Interest expense	1,219	1,252
Depreciation	1,367	1,377
Less: Gain on insurances recoveries	—	(30)
Equity in earnings of joint ventures	(18)	(113)
Net Operating Income	$2,796	$3,301

Less: Non-same store Net Operating Income	$14	$957
Same store Net Operating Income	$2,782	$2,344

Consolidated same store Net Operating Income	$12,449	$12,238
Unconsolidated same store Net Operating Income	2,868	2,846
Combined same store Net Operating Income	$15,317	$15,084

BRT Apartments Corp. (NYSE: BRT)

NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)
_____________________________________________________________________________________________________________________

The condensed income statements for the unconsolidated properties below, present, for the periods indicated, a reconciliation of the information that appears in note 7 to the consolidated financial statements included in BRT's Quarterly Report on Form 10-Q for the period ended March 31, 2024 to the BRT pro-rata information presented below:

	Three Months Ended March 31, 2024
	Total	BRT's Pro Rata Share	Partner Share
Revenues:
Rental and other revenue	$10,624	$5,474	$5,150
Total revenues	10,624	5,474	5,150
Expenses:
Real estate operating expenses	5,446	2,678	2,768
Interest expense	2,778	1,219	1,559
Depreciation	2,893	1,367	1,526
Total expenses	11,117	5,264	$5,853

Total revenues less total expenses	(493)	210	(703)

Other equity earnings	18	18	—
Net income	$(475)	228	$(703)

	Three Months Ended March 31, 2023
	Total	BRT's Pro Rata Share	Partner Share
Revenues:
Rental and other revenue	$12,132	$6,243	$5,889
Total revenues	12,132	6,243	5,889
Expenses:
Real estate operating expenses	5,675	2,942	2,733
Interest expense	2,455	1,252	1,203
Depreciation	2,707	1,377	1,330
Total expenses	10,837	5,571	$5,266

Total revenues less total expenses	1,295	672	623

Other equity earnings	113	113	—
Gain on insurance recoveries	65	30	35
Net income	$1,473	$815	$658

BRT Apartments Corp. (NYSE: BRT)
Balance Sheet of Unconsolidated Joint Venture Entities
(dollars in thousands)

_____________________________________________________________________________________________________________________

At March 31, 2024, the Company held interests in unconsolidated joint ventures that own 7 multi-family properties (the "Unconsolidated Properties") and an interest in a multi-family property that is in lease up. The condensed balance sheet below present information regarding such properties:

	March 31, 2024
	TOTAL	BRT's Pro Rata Share	Partner Share
ASSETS
Real estate properties, net of accumulated depreciation	$311,569	$144,295	$167,274
Cash and cash equivalents	5,769	2,667	3,102
Other assets	17,677	4,960	12,717
Total Assets	$335,015	$151,922	$183,093

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable, net of deferred costs	249,245	116,230	133,015
Accounts payable and accrued liabilities	7,920	2,923	4,997
Total Liabilities	257,165	119,153	138,012
Commitments and contingencies

Equity:
Total unconsolidated joint venture equity	77,850	32,769	45,081
Total Liabilities and Equity	$335,015	$151,922	$183,093